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                                                                    Exhibit 32


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                        SECTION 906 OF SARBANES-OXLEY ACT

I, John C. Regan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of PDG Environmental, Inc. on Form 10-K/A for the fiscal year ended January 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 10-K/A No. 3 fairly presents, in all material respects, the financial condition and results of operations of PDG Environmental, Inc..


By:  /s/ John C. Regan
     ------------------------------------
     John C. Regan
     Chief Executive Officer and
     Chief Financial Officer

Dated: September 8, 2005